Exhibit 99.1

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Holiday Inn Club Vacations Incorporated and Wilson Resort Finance, LLC, HINNT 2022-A LLC, BofA Securities Inc., Wells Fargo Securities, LLC, Truist Securities, Inc., J.P. Morgan Securities LLC, Citizens Capital Markets, Inc., and Regions Securities LLC:

We have performed the procedures enumerated below, on certain information with respect to attributes of Holiday Inn Club Vacations Incorporated and Wilson Resort Finance, LLC’s (collectively, the “Company”) timeshare loans as of March 31, 2022 (the “Subject Matter”) related to HINNT 2022-A LLC’s (the “Issuer”) issuance of Timeshare Loan-Backed Notes, Series 2022-A (the “Securitization Transaction”). The Company is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, BofA Securities Inc., Wells Fargo Securities, LLC, Truist Securities, Inc., J.P. Morgan Securities LLC, Citizens Capital Markets, Inc., and Regions Securities LLC have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the timeshare loans and our findings are as follows. For the purposes of all agreed-upon procedures, we assumed that (i) differences of less than or equal to $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement and (ii) any differences in the Obligor State and Obligor Country that are as a result of abbreviations or punctuation were considered in agreement.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, Promissory Notes, Purchase Agreements, Closing Disclosures, Daybreak Loan Servicing System, Google Maps and Electronic downloads from the Credit Agency’s website.

Due diligence agreed-upon procedures

On April 8, 2022, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the timeshare loans (the “Timeshare Loans”) included in the Securitization Transaction. We performed the procedures indicated below on the Timeshare Loans.

As instructed by the Company, Grant Thornton selected 100 Timeshare Loans on a random basis from the Data File. For each of the selected Timeshare Loans (the “Sample Timeshare Loans”) listed on Appendix A, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”). When more than one Source Document was available for a Sample Characteristic, we used the highest priority Source Document that we can locate in the Loan File.

The procedures we performed on the Sample Timeshare Loans are listed below:

Exhibit 1

Characteristics:

	Sample Characteristic	Sample Characteristic Column Title / Daybreak Field	Source Documents
1	Original Principal Balance	Loan Amount SUM	Promissory Note or Closing Disclosure, Purchase Agreement

2	Current Principal Balance	Principal Balance SUM	Timeshare Loan Servicing System (“TLSS”)

3	Condo Association	Condo Association	Promissory Note or Closing Disclosure, Purchase Agreement

4	Current Term	Current Term SUM	Promissory Note or Closing Disclosure, Purchase Agreement

5	Term Paid	Term Paid	Timeshare Loan Servicing System

6	Current Rate	Current Rate SUM/Rate	Promissory Note or Closing Disclosure, Purchase Agreement, Timeshare Loan Servicing System

	Sample Characteristic	Sample Characteristic Column Title / Daybreak Field	Source Documents

7	Obligor State	Adr State Cd/St	Promissory Note or Closing Disclosure, Purchase Agreement, Timeshare Loan Servicing System

8	Obligor Country	Adr Location/ Country	Promissory Note or Closing Disclosure, Purchase Agreement, Timeshare Loan Servicing System, Google Maps

9	Down Payment Amount	Total Down Payment Amount SUM	Closing Disclosure, Purchase Agreement

10	FICO Score	Original FICO Score	Electronic download from the Credit Agency’s website for the respective day the original FICO score was obtained*

11	Payment Status	Acc Dlq Days SUM	Timeshare Loan Servicing System

12	Payment Type	Payment Type	Timeshare Loan Servicing System

13	Days Delinquent	Aging / Due Day SUM	**Timeshare Loan Servicing System

For Characteristics 1-4 and 6-12 we compared and agreed the information to the Source Documents and with respect to Characteristic 13 we recomputed the information based on inputs included in the Source Documents. For Characteristic 5 we compared the value and removed from that value any payments that were made after the cutoff date of March 31, 2022. For Characteristic 12, the TLSS value containing the words “Credit Card” were deemed equal to the Database value of “Auto Credit”, the TLSS value containing the word “Lockbox” were deemed equal to the Database value of “Coupon” and the TLSS value containing the words “ACH Payments” were deemed equal to the Database value of “Auto Debit”.

*

The Company has not obtained a FICO score for all Timeshare Loans in the Database. The Company does not have FICO scores for Timeshare Loans with owners who reside outside of the United States, Timeshare Loans with no credit history, or Timeshare Loans that originated prior to July 2008. This procedure was only performed for those Sample Timeshare Loans which had a FICO Score within the Database with the exception of Timeshare Loans that originated prior to July 2008 due to the Credit Agency Report not being available for such items. There were seven Sample Loans that did not have a FICO score for the reasons identified above. The Source Documents that were used to compare the FICO Score was the Company’s electronic download from the Credit Agency’s website for the respective day the original FICO score was obtained. As instructed by the Company, for Sample Loans which reside outside of the United States or originated prior to July 2008 we compared the obligor country and completion date per the Purchase Agreement to the Database.

**	We recalculated the number of delinquent days as provided in the Database by subtracting the date of delinquency from the TLSS and comparing that date to the March 31, 2022.

We noted no unresolved discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements

Addressing the value of collateral securing any such assets being securitized

Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations

Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions

Forming any conclusions

Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of The Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Company, the Issuer, BofA Securities Inc., Wells Fargo Securities, LLC, Truist Securities, Inc., J.P. Morgan Securities LLC, Citizens Capital Markets, Inc., and Regions Securities LLC. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Grant Thornton LLP

May 17, 2022

APPENDIX A

Sample Timeshare Loans

Sample Timeshare Loan Number	Timeshare Loan Number	Sample Timeshare Loan Number	Timeshare Loan Number	Sample Timeshare Loan Number	Timeshare Loan Number	Sample Timeshare Loan Number	Timeshare Loan Number
1	[REDACTED]	26	[REDACTED]	51	[REDACTED]	76	[REDACTED]
2	[REDACTED]	27	[REDACTED]	52	[REDACTED]	77	[REDACTED]
3	[REDACTED]	28	[REDACTED]	53	[REDACTED]	78	[REDACTED]
4	[REDACTED]	29	[REDACTED]	54	[REDACTED]	79	[REDACTED]
5	[REDACTED]	30	[REDACTED]	55	[REDACTED]	80	[REDACTED]
6	[REDACTED]	31	[REDACTED]	56	[REDACTED]	81	[REDACTED]
7	[REDACTED]	32	[REDACTED]	57	[REDACTED]	82	[REDACTED]
8	[REDACTED]	33	[REDACTED]	58	[REDACTED]	83	[REDACTED]
9	[REDACTED]	34	[REDACTED]	59	[REDACTED]	84	[REDACTED]
10	[REDACTED]	35	[REDACTED]	60	[REDACTED]	85	[REDACTED]
11	[REDACTED]	36	[REDACTED]	61	[REDACTED]	86	[REDACTED]
12	[REDACTED]	37	[REDACTED]	62	[REDACTED]	87	[REDACTED]
13	[REDACTED]	38	[REDACTED]	63	[REDACTED]	88	[REDACTED]
14	[REDACTED]	39	[REDACTED]	64	[REDACTED]	89	[REDACTED]
15	[REDACTED]	40	[REDACTED]	65	[REDACTED]	90	[REDACTED]
16	[REDACTED]	41	[REDACTED]	66	[REDACTED]	91	[REDACTED]
17	[REDACTED]	42	[REDACTED]	67	[REDACTED]	92	[REDACTED]
18	[REDACTED]	43	[REDACTED]	68	[REDACTED]	93	[REDACTED]
19	[REDACTED]	44	[REDACTED]	69	[REDACTED]	94	[REDACTED]
20	[REDACTED]	45	[REDACTED]	70	[REDACTED]	95	[REDACTED]
21	[REDACTED]	46	[REDACTED]	71	[REDACTED]	96	[REDACTED]
22	[REDACTED]	47	[REDACTED]	72	[REDACTED]	97	[REDACTED]
23	[REDACTED]	48	[REDACTED]	73	[REDACTED]	98	[REDACTED]
24	[REDACTED]	49	[REDACTED]	74	[REDACTED]	99	[REDACTED]
25	[REDACTED]	50	[REDACTED]	75	[REDACTED]	100	[REDACTED]